Acquisitions	12 Months Ended
Dec. 31, 2012
Acquisitions and Other Significant Events [Abstract]
Acquisitions

Note 4: Acquisitions

NBCUniversal Transaction

On January 28, 2011, we closed our transaction with GE to form a new company named NBCUniversal, LLC (“NBCUniversal Holdings”). We now control and own 51% of NBCUniversal Holdings, and GE owns the remaining 49%. As part of the NBCUniversal transaction, GE contributed the businesses of NBCUniversal, which is a wholly owned subsidiary of NBCUniversal Holdings. We contributed our national cable networks, our regional sports and news networks, certain of our Internet businesses and other related assets (the “Comcast Content Business”). In addition to contributing the Comcast Content Business, we also made a cash payment to GE of $6.2 billion, which included transaction-related costs. We have received and expect to continue to receive tax benefits related to the transaction and have agreed to share with GE certain of these future tax benefits as they are realized.

Under the terms of the operating agreement of NBCUniversal Holdings, during the six month period beginning on July 28, 2014, GE has the right to cause NBCUniversal Holdings to redeem, in cash, half of GE's noncontrolling common equity interest in NBCUniversal Holdings, and we would have the immediate right to purchase the remainder of GE's noncontrolling common equity interest. If, however, we elect not to exercise this right, during the six month period beginning January 28, 2018, GE has the right to cause NBCUniversal Holdings to redeem GE's remaining noncontrolling common equity interest, if any. If GE does not exercise its first redemption right, we have the right, during the six month period beginning January 28, 2016, to purchase half of GE's noncontrolling common equity interest in NBCUniversal Holdings, and during the six month period beginning January 28, 2019, we have the right to purchase GE's remaining noncontrolling common equity interest, if any, in NBCUniversal Holdings. The purchase price to be paid in connection with any purchase or redemption described in this paragraph will be equal to the ownership percentage being purchased multiplied by an amount equal to 120% of the fully distributed public market trading value of NBCUniversal Holdings (determined pursuant to an appraisal process if NBCUniversal Holdings is not then publicly traded), less 50% of an amount (not less than zero) equal to the excess of 120% of the fully distributed public market trading value over $28.4 billion. Subject to various limitations, we are committed to fund up to $2.875 billion in cash or our common stock for each of the two redemptions (up to an aggregate of $5.75 billion) to the extent that NBCUniversal Holdings cannot fund the redemptions, with amounts not used in the first redemption to be available for the second redemption.

Until July 28, 2014, GE may not directly or indirectly transfer its noncontrolling common equity interest in NBCUniversal Holdings. Thereafter, GE may transfer its noncontrolling common equity interest to a third party, subject to our right of first offer. The right of first offer would permit us to purchase all, but not less than all, of the noncontrolling common equity interests proposed to be transferred. If GE makes a registration request in accordance with certain registration rights that are granted to it under the agreement, we will have the right to purchase, for cash at the market value (determined pursuant to an appraisal process if NBCUniversal Holdings is not then publicly traded), all of GE's noncontrolling common equity interest in NBCUniversal Holdings that GE is seeking to register.

For so long as GE continues to own at least 20% of NBCUniversal Holdings, GE will have veto rights with respect to certain matters, which include (i) certain issuances or repurchases of equity, (ii) certain distributions to equity holders, (iii) certain debt incurrences and (iv) certain loans to or guarantees for other persons made outside of the ordinary course of business.

On February 12, 2013, we entered into an agreement to acquire GE's 49% noncontrolling common equity interest in NBCUniversal Holdings. See Note 21 to our consolidated financial statements for additional information.

Allocation of Purchase Price

We applied acquisition accounting to the NBCUniversal contributed businesses and their results of operations are included in our consolidated results of operations following the acquisition date. The net assets of the NBCUniversal contributed businesses were recorded at their estimated fair value primarily using Level 3 inputs (see Note 10 for an explanation of Level 3 inputs). In valuing acquired assets and liabilities, fair value estimates are based on, but are not limited to, future expected cash flows, market rate assumptions for contractual obligations, actuarial assumptions for benefit plans and appropriate discount rates. The Comcast Content Business continues at its historical or carry-over basis. GE's noncontrolling common equity interest in NBCUniversal Holdings is recorded as a redeemable noncontrolling interest in our consolidated financial statements due to the redemption provisions outlined above. GE's redeemable noncontrolling interest has been recorded at fair value for the portion attributable to the net assets we acquired, and at our historical cost for the portion attributable to the Comcast Content Business.

The tables below present the fair value of the consideration transferred and the allocation of purchase price to the assets and liabilities of the NBCUniversal businesses acquired as a result of the NBCUniversal transaction.

Consideration Transferred
(in millions)
Cash	$6,120
Fair value of 49% of the Comcast Content Business	4,308
Fair value of contingent consideration	590
Fair value of redeemable noncontrolling interest associated with net assets acquired	13,071
Total	$24,089

Allocation of Purchase Price
(in millions)
Film and television costs	$5,049
Investments	4,339
Property and equipment	2,322
Intangible assets	14,585
Working capital	(1,734)
Long-term debt	(9,115)
Deferred income tax liabilities	(35)
Other noncurrent assets and liabilities	(2,005)
Noncontrolling interests acquired	(262)
Fair value of identifiable net assets acquired	13,144
Goodwill	10,945
Total	$24,089

Income Taxes

We are responsible for the tax matters of both NBCUniversal Holdings and NBCUniversal, including the filing of returns and the administering of any proceedings with taxing authorities. See Note 15 for additional information on the partnership structure of NBCUniversal Holdings and NBCUniversal. GE has indemnified us and NBCUniversal Holdings for any income tax liability attributable to the NBCUniversal contributed businesses for periods prior to the acquisition date. We have also indemnified GE and NBCUniversal Holdings for any income tax liability attributable to the Comcast Content Business for periods prior to the acquisition date.

NBCUniversal recognized net deferred income tax liabilities of $35 million in the allocation of purchase price, which related primarily to acquired intangible assets in state and foreign jurisdictions. In addition, Comcast recognized $576 million of deferred tax liabilities in connection with the NBCUniversal transaction. Because we maintained control of the Comcast Content Business, the excess of fair value received over historical book value and the related tax impact were recorded to additional paid-in capital.

We agreed to share with GE certain tax benefits as they are realized that relate to the form and structure of the transaction. These payments to GE are contingent on us realizing tax benefits in the future and are accounted for as contingent consideration. See Note 10 for additional information on the fair value of this contingent consideration as of December 31, 2012.

Goodwill

Goodwill is calculated as the excess of the consideration transferred over the identifiable net assets acquired and represents the future economic benefits expected to arise from other intangible assets acquired that do not qualify for separate recognition, including assembled workforce, noncontractual relationships, and agreements between us and NBCUniversal. Due to the partnership structure of NBCUniversal Holdings, goodwill related to the NBCUniversal transaction is not deductible for tax purposes.

Transaction-Related Expenses

We incurred the following expenses in 2011 and 2010 that resulted either directly from the NBCUniversal transaction or from shared costs associated with NBCUniversal's debt issuances prior to the close of the NBCUniversal transaction.

Year ended December 31 (in millions)	2011	2010
Other operating and administrative expenses	$155	$80
Other expense	16	129
Interest expense	-	7
Total	$171	$216

Universal Orlando Transaction

On July 1, 2011, NBCUniversal acquired the remaining 50% equity interest in Universal Orlando that it did not already own for $1 billion. Following the close of the transaction, Universal Orlando is a wholly owned consolidated subsidiary of NBCUniversal, and its operations are reported in our Theme Parks segment.

Allocation of Purchase Price

We applied acquisition accounting to the businesses of Universal Orlando, and its results of operations are included in our consolidated results of operations following the acquisition date.

The carrying value of our investment in Universal Orlando on July 1, 2011 was $1 billion, which approximated its fair value and, therefore, no gain or loss was recognized as a result of the acquisition.

The table below presents the fair value of the consideration transferred and the allocation of purchase price to the assets and liabilities of Universal Orlando.

Consideration Transferred
(in millions)
Cash	$1,019
Fair value of 50% equity method investment in Universal Orlando	1,039
Total	$2,058

Allocation of Purchase Price
(in millions)
Property and equipment	$2,422
Intangible assets	591
Working capital	241
Long-term debt	(1,503)
Deferred revenue	(90)
Other noncurrent assets and liabilities	(580)
Noncontrolling interests acquired	(5)
Fair value of identifiable net assets acquired	1,076
Goodwill	982
Total	$2,058

Due to the partnership structure of NBCUniversal Holdings, goodwill related to the Universal Orlando transaction is not deductible for tax purposes.

Unaudited Actual and Pro Forma Information

Our consolidated revenue and net income (loss) attributable to Comcast Corporation for the year ended December 31, 2011 included $14.5 billion and $493 million, respectively, from the NBCUniversal contributed businesses.

Our consolidated revenue and net income (loss) attributable to Comcast Corporation for the year ended December 31, 2011 included $712 million and $42 million, respectively, from the acquisition of the remaining 50% equity interest in Universal Orlando.

The following unaudited pro forma information has been presented as if both the NBCUniversal transaction and the Universal Orlando transaction occurred on January 1, 2010. This information is based on historical results of operations, adjusted for the allocation of purchase price and other acquisition accounting adjustments, and is not necessarily indicative of what our results would have been had we operated the businesses since January 1, 2010. No pro forma adjustments have been made for our incremental transaction-related expenses.

Year ended December 31 (in millions, except per share amounts)	2011	2010
Revenue	$57,661	$55,054
Net income	$5,169	$4,584
Net income attributable to Comcast Corporation	$4,149	$3,844
Basic earnings per common share attributable to Comcast Corporation shareholders	$1.51	$1.37
Diluted earnings per common share attributable to Comcast Corporation shareholders	$1.49	$1.36